UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2009

TOPSPIN MEDICAL, INC.
 (Exact name of registrant as specified in its charter)

Delaware	333-144472	510394637
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Rothschild Blvd. Tel Aviv, Israel	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 972-3-5257368

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 17, 2009, the board of directors of TopSpin Medical, Inc. (the “Company”) approved the appointment of Mr. Fufi Fatal, 49, as a director of the Company. Mr. Fatal has served as the chairman of the board of directors of Galila Deposits, CLAL Finance, Underwriting and Issuance Ltd. since 2008. Between 2004 and 2007, Mr. Fatal acted as General Manager of Harel Underwriting and Issuance Ltd. (a part of the Harel Insurance Holding Ltd. Group). Prior to 2004, Mr. Fatal worked in the underwriting industry in various capacities, including in business development roles. Mr. Fatal holds a B.A. in Business Management and Economics from Tel-Aviv University.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOPSPIN MEDICAL, INC.

Date: December 23, 2009

By: /s/ Eldad Yehiely

Name: Eldad Yehiely
Title: Finance Manager